The First Iberian Fund, Inc.

Annual Report
September 30, 1996

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Spanish and Portuguese companies.

The First Iberian Fund, Inc.
================================================================================

o For the 12 months ended September 30, 1996, The First Iberian Fund provided a net asset value total return of 20.19%. The stock price of the Fund ended the period at $8.88, up from $7.56 12 months earlier, contributing to a total return of 18.31% for shares listed on the American Stock Exchange.

o Approximately 75% of portfolio assets were invested in Spanish equities at the end of the Fund's fiscal period. During the year, we moved from an underweighted to an overweighted position in Spanish banks.

o Portuguese equities currently constitute 25% of Fund assets. Over the last twelve months, the Portuguese market has not only provided excellent returns, but has also seen a substantial improvement in its liquidity, size, and profile.

General Information
================================================================================
Executive offices
    The First Iberian Fund, Inc.
    345 Park Avenue
    New York, NY 10154
    Telephone:
    For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent
    For account information:  1-800-426-5523
    State Street Bank and Trust Company
    P.O. Box 8200
    Boston, MA 02266-8200
Custodian
   State Street Bank and Trust Company
Legal counsel
   Dechert Price & Rhoads
Independent Accountants
   Price Waterhouse LLP
American Stock Exchange Symbol -- IBF

Contents
================================================================================
Letter to Shareholders ....................................................    3

Investment Summary ........................................................    6

Portfolio Summary .........................................................    7

Investment Portfolio ......................................................    8

Financial Statements ......................................................   11

Financial Highlights ......................................................   14

Notes to Financial Statements .............................................   15

Report of Independent Accountants .........................................   17

Tax Information ...........................................................   18

Shareholder Meeting Results ...............................................   19

Dividend Reinvestment Plan ................................................   20

Directors and Officers ....................................................   22

Investment Manager ........................................................   23


This report is sent to the shareholders of The First Iberian Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Letter to Shareholders
================================================================================
Dear Shareholders:
For the 12 months ended September 30, 1996, The First Iberian Fund provided a total return of 20.19% reflecting an increase in the Fund's net asset value from $9.68 to $11.54 and $0.07 per share in dividend distributions. This performance compares to a 15.52% return for the Spanish stock market as gauged by the unmanaged Madrid General Index and a return of 18.29% for Portuguese stocks as measured by the unmanaged BVL Portuguese Index for the same period. The stock price of the Fund ended the period at $8.88, up from $7.56 12 months earlier, contributing to a total return of 18.31% for shares listed on the American Stock Exchange.

FALLING INTEREST RATES BOOST SPANISH
EQUITIES
The Spanish market performed well over the period supported by falling interest rates, new peaks on Wall Street, a flurry of corporate activity, and speculation that Spain might qualify for the first round of the European Monetary Union
(EMU). In addition, recent budget deficit reduction measures have had a positive impact on interest rates and market sentiment. Long bond yields have fallen since the beginning of the year and the spread between Spanish and German bonds has narrowed to a new low. We saw some market weakness over the summer, as a number of regulatory changes and austerity measures were introduced by the government. The market also responded negatively to volatility in the U.S. stock and bond markets.

Though we remain concerned that regulatory changes such as utility tariff decreases, the imposition of excise taxes, infrastructure spending cuts, and a more competitive environment in the wake of deregulation may have a negative impact on some of the listed companies trading on the exchange, a number of factors auger well for the market. Spain is attractively valued within the context of Europe, and increasing interest on the part of domestic investors is adding liquidity to the market. On the privatization front, further government sell-downs totaling approximately $9 billion are expected next year for Telefonica, Repsol, Endesa, Argentaria and Gas Natural, which should help broaden the investment terrain. A number of upcoming initial public offerings may encourage other small businesses to come to the market. In addition, the government has established a tax structure that should encourage investment in equities. Among the measures is a fixed capital gains tax of 20%, replacing a system under which investors were paying up to 56% depending on personal income. Though it is unclear whether Spain will participate in the first tier of EMU, the political will behind the effort to qualify for early entry has been very convincing.

STRATEGY FAVORS BANKS OVER UTILITIES IN SPAIN
Approximately 75% of portfolio assets were invested in Spanish equities at the end of the Fund's fiscal period. During the year, we maintained significant exposure in Spanish banks for a number of reasons: loan volume has been good, competition has eased, and the sector is free of regulatory uncertainty. We are selective within the sector with a preference for banks that have a broad geographic reach. Banco Bilbao Vizcaya, one of Spain's premier banks with an efficient distribution network and a diversified portfolio of assets, is the Fund's largest holding in the sector. Management has been expanding into Latin America and the company's bottom line is benefiting from consolidation of some of its businesses. Banco Bilbao Vizcaya is viewed by domestic investors as a safe haven and our large position in this stock has been rewarded by excellent performance, with a return of approximately 50% over the period. Our second largest holding in the sector is Banco Santander. Santander is a first class bank with a significant expansion strategy, particularly in Latin America. Earnings have been understated over the past two years due to the amortization of goodwill, necessitated by numerous recent acquisitions. However, Santander's investments are starting to mature and we believe the benefits should begin to accrue in 1997.

We are underweight in the Spanish utility sector. Utilities have come under pressure in recent months due to concerns about tariff reductions and about the impact of competition in the sector in the wake of deregulation measures stipulated by EMU. We maintain a significant weighting, however, in Endesa, the largest utility in Spain, with good cost control and strong cash flow. It was recently announced that Endesa planned to launch a partial takeover bid for two utilities that would give the company effective control over the Catalan market and most of Andalucia. The company would also benefit from a greater weight in distribution, an area more favored than generation by the future tariff structure.

Our largest holding in the communications sector has been Telefonica, up 36% over the last 12 months and the best performing Spanish blue chip stock so far in 1996. Telefonica's diversified activities are expanding rapidly, particularly the mobile phone businesses in Spain and Latin America, and the stock is attractively valued versus the company's growth rate. While there are concerns surrounding the impact on the company of impending competition, we believe they are already largely reflected in the market and will be offset by the dynamism of the company's activities.

We trimmed exposure to the Spanish energy sector, where our largest position is in Repsol. While the stock is attractively valued and management is doing a good job of controlling costs, Repsol is not well-positioned to benefit from an increase in the price of oil, given its high exposure to refining and marketing activities. In addition, there are regulatory uncertainties surrounding the company.

PORTUGUESE MARKET CONTINUES TO EVOLVE
Portuguese equities currently constitute 25% of Fund assets. Over the last twelve months, the Portuguese market has not only provided excellent returns, but has also seen a substantial improvement in its liquidity, size, and profile. The Socialist government, in power since late 1995, is going from one success to another and the macroeconomic outlook is positive. The ongoing privatization process represented by the second tranche of Portugal Telecom in May and the more recent placement of Cimpor, both substantially oversubscribed, has helped focus investor attention on the market. Liquidity has been improved by a shift of domestic investors into equities, and Portugal's expected mid-1997 inclusion in the Morgan Stanley Capital International indices should provide a sustained boost to the country's market capitalization. The mix of issuers represented has improved and Portugal is trading more and more like a developed market. Bond yields fell dramatically over the period, and Portugal's ambition to be part of the first tier of EMU has provided additional momentum.

Two of our largest holdings in the Portuguese retail sector, Jeronimo Martins and Sonae Investimentos, rose 82% and 55% respectively over the period. While Portugal has been characterized by a depressed consumer market, retailer earnings have been driven by margin increases, improvements in logistics and distribution systems, and market share gains. An increasingly important theme will be the development of international opportunities as competition from foreign retailers accelerates at home. Portugal Telecom, Portugal's near-monopoly provider of telephone service, remains an important core holding in the portfolio. The November initial public offering of Telecel, the second mobile phone operator in Portugal, should focus additional attention on this segment of the market. In the construction area, we own cement companies Cimpor and Semapa. We believe this sector should benefit from a continued flow of European funds dedicated to infrastructure development, preparations for Expo 1998, and a reversal of the bad weather which hampered the industry in early 1996.

We believe that political and economic trends support a positive investment outlook for Spain and Portugal. Throughout Europe, growth is moderate and inflation benign. Monetary conditions are easing and should help support a broadening of economic growth regionally. At the same time, against a backdrop of high unemployment, the prospect of more flexible interpretation of the convergence criteria for joining EMU has emerged. While the outcome for EMU remains uncertain, the Spanish and Portuguese markets have responded positively to an increased likelihood of achieving the Maastricht targets. Going forward, The First Iberian Fund will continue to provide exposure to the exciting investment opportunities unfolding on the Peninsula.

DIVIDEND REINVESTMENT PLAN
   We are pleased to advise you of an optional plan for the automatic reinvestment of your dividends and capital gain distributions in shares of the Fund. We recommend that you consider enrolling in the Dividend Reinvestment Plan (the "Plan") to build your investment. For more information on the Plan please call 1-800-426-5523. The Plan's features are more fully described on page 20.

ANNUAL MEETING ELECTION RESULTS
   At the July 24, 1996, Annual Meeting, the shareholders elected four directors, which appeared in your proxy statement. The selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1996, was also ratified. Please see the table entitled "Shareholder Meeting Results" on page 19 for more information.

OTHER INFORMATION
   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "other offshore funds" below the Scudder, Stevens & Clark, Inc. banner.

   We are pleased that you are an investor in The First Iberian Fund, Inc. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,
/s/Nicholas Bratt              /s/Daniel Pierce
Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board

THE FIRST IBERIAN FUND, INC.
INVESTMENT SUMMARY as of September 30, 1996
-----------------------------------------------------------------
HISTORICAL
INFORMATION
LIFE OF FUND
                                     TOTAL RETURN (%)
                    ---------------------------------------------
                        MARKET VALUE            MARKET VALUE
                    ---------------------------------------------
                                 AVERAGE                 AVERAGE
                    CUMULATIVE   ANNUAL     CUMULATIVE    ANNUAL
                    ---------------------------------------------
CURRENT QUARTER         0.71       --          0.17         --
ONE YEAR               18.31     18.31        20.19       20.19
THREE YEAR             15.45      4.91        41.20       12.19
FIVE YEAR              21.04      3.89        35.23        6.22
LIFE OF FUND*          15.14      1.68        60.98        5.78


-----------------------------------------------------------------
BAR CHART TITLE:  PER SHARE INFORMATION AND RETURNS (A)
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

CHART PERIOD:  YEARLY PERIODS ENDED SEPTEMBER 30
CHART DATA:

                       1988*   1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------
NET ASSET VALUE...   $ 8.75   $10.78  $ 8.80  $ 9.31  $ 7.27  $ 8.24  $ 9.01  $ 9.68  $11.54
INCOME DIVIDENDS..   $  --    $  .25  $  .12  $  .20  $  .15  $  .18  $  --   $  --   $  .07
CAPITAL GAINS
DISTRIBUTIONS.....   $  --    $  --   $  .13  $  .82  $  --   $  .22  $  --   $  --   $  --

TOTAL RETURN (%)..    -5.91    26.87  -17.13   20.35  -20.43   20.38    9.35    7.44   20.19



(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

 *   The Fund commenced operations on April 20, 1988.

     PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

THE FIRST IBERIAN FUND, INC.
PORTFOLIO SUMMARY AS OF SEPTEMBER 30, 1996
---------------------------------------------------------------------------
PIE CHART TITLE:  DIVERSIFICATION

CHART DATA:
Spain              75%
Portugal           25%
                  ----
                  100%
                  ====
CALLOUT TO PRECEDING CHART:
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
PIE CHART TITLE:  SECTORS

CHART DATA:
Sector breakdown of the Fund's equity securities

Financial                 28%
Utilities                 20%
Communications            11%
Consumer Discretionary    10%
Consumer Staples           7%
Construction               6%
Energy                     5%
Metals & Minerals          5%
Manufacturing              3%
Other                      5%
                         ----
                         100%
                         ====

CALLOUT TO PRECEDING CHART:
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS  (53% of Portfolio)

 1. BANCO BILBAO VIZCAYA, SA
    Leading financial group

 2. COMPANIA TELEFONICA NACIONAL DE ESPANA, SA
    Telecommunications services

 3. EMPRESA NACIONAL DE ELECTRICIDAD, SA
    Electric utility

 4. JERONIMO MARTINS SA
    Food producer and retailer

 5. BANCO SANTANDER, SA
    Leading regional bank

 6. PORTUGAL TELECOM SA
    Telecommunication services

 7. IBERDROLA SA
    Electric utility

 8. GAS NATURAL SDG, SA
    Distributor of natural and manufactured gas

 9. SEMPA SA
    Cement producer

10. SONAE INVESTIMENTOS, S.A.
    Leading holding company

The First Iberian Fund, Inc.
Investment Portfolio as of September 30, 1996

=====================================================================================================
                                                                                             Market
                                  Shares                                                    Value ($)
-----------------------------------------------------------------------------------------------------
COMMON STOCKS 100.0%

PORTUGAL 25.0%
Consumer Discretionary 4.2%
  Specialty Retail                109,000     Sonae Investimentos, SA ....................  3,159,420
                                                                                            ---------
Consumer Staples 6.9%
  Alcohol & Tobacco 1.5%           60,000     Uniao Cervejaria, SA .......................  1,101,449
                                                                                            ---------
  Food & Beverage 5.4%             45,000     Jeronimo Martins SA ........................  4,092,754
                                                                                            ---------
Communications 4.8%
  Telephone/Communications        138,500     Portugal Telecom SA ........................  3,559,517
                                                                                            ---------
Financial 3.2%
  Banks 0.3%                       17,734     Banco Comercial Portugues ..................    214,179
                                                                                            ---------
  Insurance 2.9%                  110,000     Seguros Tranquilidade ......................  2,132,689
                                                                                            ---------
Media 0.3%
  Broadcasting & Entertainment     80,000     TVI Televisao Independente (b) (c) .........    239,871
                                                                                            ---------
Construction 5.6%
  Building Materials               91,000     Corticeira Amorim, S.P.G.S. ................    986,493
                                  230,500     Semapa Cement SA ...........................  3,221,804
                                                                                            ---------
                                                                                            4,208,297
                                                                                            ---------
SPAIN 75.0%

Consumer Discretionary 5.5%
  Apparel & Shoes 1.7%             52,000     Cortefiel, SA ..............................  1,297,066
                                                                                            ---------
  Department & Chain Stores 3.8%   40,000     Centros Comerciales Continente, SA .........    829,637
                                   81,500     Centros Comerciales (PRYCA) SA .............  1,988,501
                                                                                            ---------
                                                                                            2,818,138
                                                                                            ---------
Communications 6.6%
  Telephone/Communications        268,000     Compania Telefonica Nacional de Espana SA ..  4,974,551
                                                                                            ---------
Financial 25.3%
  Banks 22.6%                      59,500     Argentaria Corporacion Bancaria de Espana ..  2,463,538
                                  119,500     Banco Bilbao Vizcaya, SA ...................  5,505,798
                                   20,300     Banco Intercontinental Espanol SA ..........  2,338,236
                                    6,850     Banco Popular Espanol SA ...................  1,258,152
                                   73,000     Banco Santander, SA ........................  3,795,159

    The accompanying notes are an integral part of the financial statements.

The First Iberian Fund, Inc.
Investment Portfolio (continued)

=====================================================================================================
                                                                                             Market
                                  Shares                                                    Value ($)
-----------------------------------------------------------------------------------------------------
                                  100,000     Banco de Valencia SA .......................  1,587,672
                                                                                           ----------
                                                                                           16,948,555
                                                                                           ----------
  Insurance 2.0%                    3,961     Corporacion Mapfre SA (New) (b) (c) (d) ....    180,606
                                   22,066     Mapfre Vida Seguros ........................  1,305,172
                                                                                           ----------
                                                                                            1,485,778
                                                                                           ----------
  Other Financial Companies 0.7%  210,000     Corporacion Financiera Reunida, SA .........    554,051
                                                                                           ----------
Durables 2.0%
  Telecommunications Equipment    120,000     Amper SA (b) ...............................  1,494,280
                                                                                           ----------
Manufacturing 3.3%
  Containers & Paper 2.4%          35,000     Vidrala SA .................................  1,811,425
                                                                                           ----------
  Industrial Specialty 0.9%         8,708     Azkoyen SA .................................    639,766
                                                                                           ----------
Metals & Minerals 5.0%
  Steel & Metals                   17,800     Acerinox, SA ...............................  2,071,056
                                  250,000     Asturiana de Zinc SA (b) ...................  1,731,652
                                                                                           ----------
                                                                                            3,802,708
                                                                                           ----------
Energy 5.1%
  Oil & Gas Production 1.4%        35,000     Cia Espanola de Petroleos, SA ..............  1,070,511
                                                                                           ----------
  Oil Companies 3.7%               84,100     Repsol SA ..................................  2,762,098
                                                                                           ----------
Transportation 2.2%
  Miscellaneous                   114,050     Autopistas del Mare Nostrum SA .............  1,633,217
                                                                                           ----------
Utilities 20.0%
  Electric Utilities 12.6%         60,000     Electricidad Reunidas de Zaragoza SA .......  1,583,003
                                   75,750     Empresa Nacional de Electricidad SA           4,456,923
                                  347,000     Iberdrola SA ...............................  3,362,246
                                                                                           ----------
                                                                                            9,402,172
                                                                                           ----------
  Natural Gas Distribution 4.5%    19,000     Gas Natural SDG, SA ........................  3,353,724
                                                                                           ----------
  Water Supply 2.9%                57,368     General de Aguas de Barcelona, SA ..........  2,167,652
                                      781     General de Aguas de Barcelona, SA (New)(c) .     29,510
                                                                                           ----------
                                                                                            2,197,162
                                                                                           ----------

                                              Total Common Stocks (Cost $59,903,711) ..... 74,953,378
                                                                                           ----------
=====================================================================================================
                                              Total Investment Portfolio -- 100.0%
                                                (Cost $59,903,711) (a) ................... 74,953,378
                                                                                           ==========

    The accompanying notes are an integral part of the financial statements.

The First Iberian Fund, Inc.
Investment Portfolio (continued)
================================================================================
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $59,903,711. At September 30, 1996, net unrealized appreciation for all securities based on tax cost was $15,049,667. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $15,917,531 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $867,864.

(b)  Non-income producing security.

(c) Securities valued in good faith by the valuation committee of the Board of Directors. The cost of these securities at September 30, 1996 was $775,928 (Note A).

(d) New share issued during 1996, eligible for a pro rata share of 1996 dividends.


    The accompanying notes are an integral part of the financial statements.

The First Iberian Fund, Inc.
Financial Statements
================================================================================
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 1996
--------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost
  $59,903,711) (Note A) ...........................                $ 74,953,378
Foreign currency holdings, at market
  (identified cost $290,336) (Note A) .............                     288,014
Cash ..............................................                       8,359
Receivable for foreign taxes recoverable ..........                      95,575
                                                                   ------------
    Total assets ..................................                  75,345,326

LIABILITIES
Payables:
  Accrued management fee (Note C) .................   $  62,149
  Accrued administrator fee (Note C) ..............      12,430
  Other accrued expenses (Note C) .................     143,553
                                                        -------
    Total liabilities .............................                     218,132
                                                                   ------------
Net assets, at market value .......................                $ 75,127,194
                                                                   ============

NET ASSETS
Net assets consist of:
  Undistributed net investment income .............                $    484,045
  Accumulated net realized gain ...................                     395,135
  Net unrealized appreciation
  (depreciation) on:
    Investments ...................................                  15,049,667
    Foreign currency related transactions .........                      (2,887)
  Common Stock ....................................                      65,112
  Additional paid-in capital ......................                  59,136,122
                                                                   ------------
Net assets, at market value .......................                $ 75,127,194
                                                                   ============
Net asset value per share ($75,127,194 / 6,511,154
   shares of common stock issued and outstanding,
   $.01 par value, 200,000,000 shares
   authorized) ....................................                      $11.54
                                                                         ======

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

The First Iberian Fund, Inc.
Financial Statements (continued)
================================================================================
--------------------------------------------------------------------------------
Statement of Operations
Year Ended September 30, 1996
--------------------------------------------------------------------------------
Investment income
  Income:
    Dividends (net of foreign taxes
      withheld of $392,863) .......................                 $ 1,906,251
    Interest ......................................                       2,648
                                                                   ------------
                                                                      1,908,899

  Expenses:
    Management fee (Note C) .......................   $  693,672
    Administrator's fee (Note C) ..................      138,740
    Custodian and accounting fees (Note C) ........      164,530
    Directors' fees and expenses (Note C) .........       93,033
    Auditing ......................................       76,550
    Reports to shareholders .......................       52,989
    Services to shareholders ......................       31,549
    Legal .........................................       14,531
    Other .........................................       66,341      1,331,935
                                                      ----------   ------------
  Net investment income ...........................                     576,964
                                                                    -----------

Net realized and unrealized gain (loss) on
  investment transactions
  Net realized gain (loss) from:
    Investments ...................................    5,924,363
    Foreign currency related transactions .........      (43,898)     5,880,465
                                                      ----------
  Net unrealized appreciation (depreciation)
    during the period on:
    Investments ...................................    6,142,078
    Foreign currency related transactions .........      (58,110)     6,083,968
                                                      ----------   ------------
  Net gain on investment transactions .............                  11,964,433
                                                                   ------------
Net increase in net assets resulting
  from operations .................................                $ 12,541,397
                                                                   ============

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

The First Iberian Fund, Inc.
Financial Statements (continued)
================================================================================
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                       Years Ended September 30,
                                                                     ----------------------------
Increase (Decrease) in Net Assets                                        1996             1995
-------------------------------------------------------------------------------------------------
Operations:
  Net investment income .........................................    $   576,964        $ 427,668
  Net realized gain (loss) from investment transactions .........      5,880,465         (423,473)
  Net unrealized appreciation on investment transactions
    during the period ...........................................      6,083,968        4,398,730
                                                                     -----------     ------------
Net increase in net assets resulting from operations ............     12,541,397        4,402,925
                                                                     -----------     ------------
Distributions to shareholders from net investment income ........       (455,778)           --
                                                                     -----------     ------------
Increase in net assets ..........................................     12,085,619        4,402,925
Net assets at beginning of period ...............................     63,041,575       58,638,650
                                                                     -----------     ------------
Net assets at end of period (including undistributed
  net investment income of $484,045 and 406,756, respectively) ..    $75,127,194     $ 63,041,575
                                                                     ===========     ============

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

The First Iberian Fund, Inc.
Financial Highlights
================================================================================
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------

                                                             Years Ended September 30,
                                             ------------------------------------------------------
                                               1996       1995       1994        1993        1992(d)
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......  $  9.68     $ 9.01    $  8.24     $  7.27     $   9.31
                                             -------     ------    -------     -------     --------
 Net investment income ....................      .09        .07        .07         .22          .27
 Net realized and unrealized gain (loss)
   on investment transactions .............     1.84        .60        .70        1.15        (2.16)
                                             -------     ------    -------     -------     --------
Total from investment operations ..........     1.93        .67        .77        1.37        (1.89)
                                             -------     ------    -------     -------     --------
 Less distributions from:
  Net investment income ...................     (.07)      --         --          (.18)        (.15)
  Net realized gains on investment
   transactions ...........................     --         --         --          (.22)        --
                                             -------     ------    -------     -------     --------
Total distributions .......................     (.07)      --         --          (.40)        (.15)
                                             -------     ------    -------     -------     --------
Net asset value, end of period ............  $ 11.54     $ 9.68    $  9.01     $  8.24     $   7.27
                                             =======     ======    =======     =======     ========
Market value, end of period ...............  $  8.88     $ 7.56    $  7.50     $  7.75     $   6.25
                                             =======     ======    =======     =======     ========
Total Investment Return
 Per share market value (%) ...............    18.31        .84      (3.23)      31.69       (20.40)
 Per share net asset value (%) (b) ........    20.19       7.44       9.35       20.38       (20.43)
Ratios and Supplemental Data
 Net assets, end of period ($ millions) ...       75         63         59          54           47
 Ratio of operating expenses (excluding
  interest) to average net assets (%) .....     1.92       1.99       2.02        2.31         2.45
 Ratio of net investment income to
  average net assets (%) ..................      .83        .71        .77        2.87         3.05
 Portfolio turnover rate (%) ..............       66         43         31          29           32
 Average commission rate paid (c) .........  $ .0671     $ --      $  --       $  --       $   --

(a)  Based on monthly average of shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after September 1, 1996.
(d) Scudder, Stevens & Clark, Inc. became investment adviser of the Fund on April 1, 1992.

--------------------------------------------------------------------------------

The First Iberian Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies

The First Iberian Fund, Inc. (the "Fund") is registered under the
Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. These securities valued in good faith by the Valuation Committee of the Board of Directors amounted to $449,987 (.60% of net assets) and have been noted in the investment portfolio as of September 30, 1996.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

    (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

    (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund

================================================================================

accordingly paid no U.S. federal income taxes, and no federal income tax provision was required. Withholding taxes on foreign interest and dividends have been provided for in accordance with Spanish and Portuguese tax rates.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and therefore, will be distributed to shareholders, annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences relate primarily to the deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B. Purchases and Sales of Securities

For the year ended September 30, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $46,723,958 and $45,371,017, respectively.

C. Related Parties

Under the Investment Management Agreement with Scudder, Stevens & Clark, Inc. ("Scudder"), the Fund has agreed to pay Scudder a fee equal to an annual rate of 1% of the Fund's average weekly net assets, computed weekly and payable monthly. For the year ended September 30, 1996, the fee pursuant to such agreement amounted to $693,672 of which $62,149 is unpaid at September 30, 1996.

Under the Administration Agreement with Scudder, the administration fee is computed weekly and payable monthly at the annual rate of .20% of the Fund's average weekly net assets. For the year ended September 30, 1996, the fee pursuant to such agreement amounted to $138,740 of which $12,430 is unpaid at September 30, 1996.

Pursuant to both agreements, the investment manager provides continuous supervision of the investment portfolio and the administrator pays the compensation of certain officers of the Fund and provides occupancy and certain clerical services to the Fund. The Fund bears all other costs and expenses.

Effective December 21, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period December 21, 1995 to September 30, 1996, the amount charged to the Fund by SFAC aggregated $43,734, of which $4,942 is unpaid at September 30, 1996.

The Fund pays each Director not affiliated with the Manager, $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended September 30, 1996, Directors' fees and expenses aggregated $93,033 of which $14,340 is unpaid at September 30, 1996.

The First Iberian Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and the Shareholders of The First Iberian Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Iberian Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts,
November 6, 1996

The First Iberian Fund, Inc.
Tax Information
================================================================================

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $395,135 as capital gain dividends for its fiscal year ended September 30, 1996.

Pursuant to section 853 of the Internal Revenue Code, the Fund designates $392,863 ($.06 per share) as foreign taxes paid and $967,179 ($.15 per share) as foreign source income for the year ended September 30, 1996.

Shareholder Meeting Results
================================================================================
The Annual Meeting of Shareholders of The First Iberian Fund, Inc. was held on Wednesday, July 24, 1996, at the offices of Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York. The two matters voted upon by Shareholders and the resulting votes for each matter are presented below.


1. The election of four Directors to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

      Director:                            Number of Votes:
      ---------                            ----------------
                                  For           Withheld      Broker Non-Votes*
                                  ---           --------      -----------------
Nicholas Bratt               3,695,470.960     207,174.649            0
Rogerio C.S. Martins         3,677,340.141     225,305.468            0
Jose Pedro Perez Llorca      3,677,840.141     224,805.468            0
Paul J. Elmlinger            3,677,040.141     225,605.468            0



2. Ratification or rejection of the action taken by the Board of Directors in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending September 30, 1996.

                          Number of Votes:
                          ----------------
      For                Against             Abstain          Broker Non-Votes*
      ---                -------             -------          -----------------
 3,693,079.007         192,653.602          16,913.000                0






--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Dividend Reinvestment Plan
================================================================================
The Plan

   The Dividend Reinvestment Plan offers shareholders in The First Iberian Fund, Inc. a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will declare semiannual dividends out of net investment income and also expects to distribute, at least annually, its net realized capital gains.

   State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan.

Participation in the Plan

   If you wish to enroll in the Plan, contact the Plan Agent at the address or telephone number listed on page 21. The Plan Agent will send you a brochure that contains the Terms and Conditions of the Plan, as well as an authorization form.

   If you own shares in your own name, you can participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should instruct your nominee to participate on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or other nominee is unable to participate on your behalf, you should request it to re-register your shares in your own name, which will enable your participation in the Plan.

   Your participation in the Plan will begin with the next dividend or capital gain distribution payable after State Street Bank and Trust Company receives your authorization, provided it is received prior to the record date. Should your authorization arrive after the record date, your participation in the Plan will begin with the following dividend or distribution.

   The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee. Nominees should provide to the Plan Agent a listing of participating beneficial owners.

How the Plan Works

   If you choose to participate in the Plan, your dividends and capital gain distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund, and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price. If the market price is lower than the net asset value, or if dividends or capital gains distributions are payable only in cash, then you will receive shares purchased on the American Stock Exchange or otherwise on the open market. If the market price exceeds net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed net asset value resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places.

No Service Fee To Reinvest

   There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the American Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

   Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

================================================================================
Tax Implications

   You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Amendment or Termination

   Either The First Iberian Fund, Inc. or State Street Bank and Trust Company may amend or terminate the Plan. Participants will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or capital gain distribution by the Fund.

   You may withdraw from the Plan at any time by written notice to State Street Bank and Trust Company.

   If you withdraw, you will receive without charge stock certificates issued in your name for all full shares; or, if you wish, State Street Bank and Trust Company will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. State Street Bank and Trust Company will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

Participant Benefits

o You will build holdings in the Fund easily and automatically, either at no brokerage cost or at reduced costs.

o You will receive a detailed account statement from State Street Bank and Trust Company, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You will receive a proxy for the shares purchased for you by the Plan Agent according to the Plan.

o As long as you  participate  in the Plan,  State Street
Bank and Trust Company, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in noncertificated form; however, you may request that a certificate representing your reinvested shares be issued to you. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates.

Plan Agent Address and Telephone Number

   If  you  hold  shares  in  your  own  name,   please   address  all  notices,
correspondence, questions, or other communications regarding the Plan to:

State Street Bank and Trust Company
P.O. Box 8209
Boston, MA 02266-8209
1-800-426-5523

If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to see if your nominee will participate in the Plan on your behalf.

Directors and Officers
================================================================================

DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

PAUL J. ELMLINGER*
    Director

RICHARD HUNT
    Director

JOSE PEDRO PEREZ LLORCA
    Director

ROGERIO C.S. MARTINS
    Director

DR. WILSON NOLEN
    Director

PAMELA A. McGRATH*
    Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

CAROL L. FRANKLIN*
    Vice President

JOAN GREGORY*
    Vice President

JERARD K. HARTMAN*
    Vice President

THOMAS F. McDONOUGH*
    Secretary

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

COLEEN DOWNS DINNEEN*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

Investment Manager
================================================================================
   The  investment  manager of The First  Iberian  Fund,  Inc.  (the  "Fund") is
Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies that invest in foreign securities and are traded on the New York Stock Exchange: The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Latin America Dollar Income Fund, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., and Scudder World Income Opportunities Fund, Inc.